Exhibit 99.1

 Westrock company  Investor presentation  March 1, 2023

 Forward Looking Statements:  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Executing Our Strategy”, “Adjusted Free Cash Flow”, “Q2 FY23 Guidance”, “Additional Guidance”, and “Estimated Key Commodity Q2 FY23 Consumption Volumes” that give guidance or estimates for future periods.  Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. A forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in the forward-looking statement.   Forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, such as developments related to pricing cycles and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; intense competition; results and impacts of acquisitions, including operational and financial effects from the acquisition of Gondi, S.A. de C.V. (“Grupo Gondi”), and divestitures as well as risks related to our joint ventures; business disruptions, including from public health crises such as a resurgence of COVID, the occurrence of severe weather or a natural disaster or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; failure to respond to changing customer preferences; the amount and timing of capital expenditures, including installation costs, project development and implementation costs, and costs related to resolving disputes with third parties with which we work to manage and implement capital projects; risks related to international sales and operations; the production of faulty or contaminated products; the loss of certain customers; adverse legal, reputational, operational and financial effects resulting from cyber incidents and the effectiveness of business continuity plans during a ransomware or other cyber incident; work stoppages and other labor relations difficulties; inability to attract, motivate, train and retain qualified personnel; risks associated with sustainability and climate change, including our ability to achieve our environmental, social and governance targets and goals on announced timelines or at all; our inability to successfully identify and make performance and productivity improvements and risks associated with completing strategic projects on the anticipated timelines and realizing anticipated financial or operational improvements on announced timelines or at all, including with respect to our business systems transformation; risks related to our indebtedness; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; our desire or ability to repurchase company stock; and the scope, timing and outcome of any litigation, claims or other proceedings or dispute resolutions and the impact of any such litigation (including with respect to the Brazil tax liability matter). Such risks and other factors that may impact forward-looking statements are discussed in Item 1A “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as well as the other risks discussed in our subsequent filings with the Securities and Exchange Commission. The information contained herein speaks as of the date hereof, and the Company does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.   Non-GAAP Financial Measures:  We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. For additional information, see the Appendix.  In addition, as explained in the Appendix, we are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.  Cautionary Language  2

Q1 FY23 KEY HIGHLIGHTS

- Sales and earnings growth in Q1 FY23
  - Net sales of $4.9 billion, comparable to prior year period
  - Consolidated Adjusted EBITDA[1] of $652 million
  - Consolidated Adjusted EBITDA margin[1] of 13.2%
  - Adjusted EPS[1] of $0.55 per share
- Packaging sales[2] increased 3% year-over-year driven by strong pricing
  - Sequential improvement in N.A. corrugated shipments per day
- Results impacted by $119 million due to economic downtime and weather disruptions
- Non-cash pension costs increased $40 million year-over-year and the unfavorable impact of foreign currency was $17 million year-over-year
- Continued to advance our transformation initiatives
  - Closed on Grupo Gondi transaction and sale of two URB mills
  - On track to achieve $250 million in cost savings in fiscal 2023[5]
- Named to Dow Jones North America Sustainability Index for 3rd consecutive year

SOLID RESULTS IN A DYNAMIC ENVIRONMENT

CONSOLIDATED ADJUSTED EBITDA

($ in millions)



$680
$854
$1,006
$920
$652
Q1
Q2
Q3
Q4
Q1
FY2022
FY2023

ADJUSTED EBITDA MARGINS

	Q1 FY23	VS. Q1 FY22
Corrugated Packaging[3]	14.2%	+70bps
Consumer Packaging	15.1%	+20bps
Global Paper	14.0%	-320bps
Distribution	3.4%	+140bps
WestRock[4]	13.2%	-50bps

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Packaging sales is a non-GAAP financial measure and consists of Corrugated Packaging segment sales (excluding white top trade sales) and Consumer Packaging segment sales
3) Adjusted EBITDA margin (excluding white top trade sales), a non-GAAP financial measure
4) Consolidated Adjusted EBITDA margin. See Non-GAAP Financial Measures and Reconciliations in the Appendix
5) Excluding impact of economic downtime

3

WestRock

EXECUTING OUR STRATEGY

LEVERAGE THE POWER OF ONE WESTROCK TO DELIVER UNRIVALED SOLUTIONS TO OUR CUSTOMERS

Focus on attractive markets where our diverse portfolio is valued and rewarded

INNOVATE WITH FOCUS ON SUSTAINABILITY AND GROWTH

Drive innovation in material science, packaging design, packaging machinery, and digital solutions to help customers meet their sustainability and profitability goals

RELENTLESS FOCUS ON MARGIN IMPROVEMENT AND INCREASING EFFICIENCY

Maximize the operational effectiveness and efficiency of our assets and systems through the WestRock Operating System to improve financial performance

EXECUTE DISCIPLINED CAPITAL ALLOCATION

Balanced approach to deploying our capital focused on: strategic investments, sustainable and growing dividend and opportunistic share repurchases

Q1 FY23 HIGHLIGHTS

- Machinery installed base increased 3% to over 5,100
  - Supports packaging sales and deeper customer relationships
- On track to achieve $250 million in cost savings in fiscal 2023
- Making progress on portfolio actions
  - Closed on Grupo Gondi and sale of two URB mills in December
  - RTS and Chattanooga mill divestiture on track to close in 2023[1]
- Executing strategy as we seek to expand margins, grow EBITDA and improve ROIC

1) Subject to regulatory approval

4

WestRock

5  Price continues to outpace inflation  Net sales comparable to prior year, with strength in Packaging and Grupo Gondi sales(2) offset by a decline in Global Paper  Higher inflation across labor, freight, energy, chemicals and virgin fiber  Consolidated Adjusted EBITDA negatively impacted by economic downtime and weather  Economic downtime of 356K tons impacted Consolidated Adjusted EBITDA by $100 million(3)  Weather impacted Consolidated Adjusted EBITDA by $19 million(4)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.  Grupo Gondi sales for December 2022 are presented in Other Unallocated  $100 million impact to Operating Costs in the chart on this slide  $11 million impact to Volume and $8 million impact to Other in the chart on this slide   Q1 Fy23 WestRock Results  Q1 Year-over-year Highlights  Consolidated Adjusted EBITDA ($ in Millions)  FIRST QUARTER  SECOND QUARTER  $ in millions, EXCEPT PER SHARE ITEMS  FY23  FY22  YoY  Net Sales  $4,923  $4,952  -1%  Consolidated Adjusted EBITDA(1)  $652  $680  -4%  % Margin(1)  13.2%  13.7%  -50 bps  Capital Expenditures  $282  $173  63%  Adjusted Free Cash Flow(1)  $30  $84  -64%  Adjusted Earnings Per Diluted Share(1)  $0.55  $0.65  -15%  -$28  5

 6  Adjusted Free Cash Flow  Q1 Adjusted Free Cash Flow of $30 million, impacted by higher capex  FY23 Adjusted Free Cash Flow expected to be >$1.0 billion  Expected 8th straight year of Adjusted Free Cash Flow above $1 billion  Net leverage of 2.35x, focused on returning to target range of 1.75x to 2.25x  Strong Adjusted Free Cash Flow  Adjusted Free Cash Flow(1)($ in Billions)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.  6

 7  Q2 fy23 guidance  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.  Q2 FY23  Consolidated adjusted EBITDA(1)  Q2 FY23  Adjusted EPS(1)  $625 - $725 MILLION  $0.31 - $0.61  Per   Share  Q2 FY23 Sequential Guidance Details  Natural gas down 20% to approximately $5.00/MMBTU  OCC stable at $35/ton  Stable virgin fiber, chemicals and freight  Approximately 132K tons of maintenance downtime

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 appendix  9

 10  Additional Guidance  Q2 FY23 Guidance  Depreciation & Amortization  Approx. $385 million  Net Interest Expense  Approx. $125 million  Effective Adjusted Book Tax Rate(1)  23% - 26%  Diluted Shares Outstanding(2)  257 million  Mill Maintenance Downtime Schedule (tons in thousands)  Q1  Q2  Q3  Q4  Full Year  FY23 Maintenance  167  132  127  15  441  FY22 Maintenance  192  124  46  47  409  FY21 Maintenance  105  65  119  12  301  Maintenance(3)  Q2 FY23 Guidance  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix  Diluted shares outstanding excludes share repurchases  Excludes Grupo Gondi and Brazil Maintenance Downtime

 11  Estimated Key CommodityQ2 FY23 Consumption Volumes

 12  Shipment Data(1)  Quantities may not sum due to trailing decimals  Revised FY21 and FY22 shipments

 Adjusted Earnings Per Diluted Share  We use the non-GAAP financial measure “Adjusted Earnings per Diluted Share,” also referred to as “Adjusted Earnings per Share” or “Adjusted EPS”, because we believe this measure provides our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs, business systems transformation costs, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.  Adjusted Operating Cash Flow and Adjusted Free Cash Flow  We use the non-GAAP financial measures “Adjusted Operating Cash Flow” and “Adjusted Free Cash Flow” because we believe these measures provide our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax and business systems transformation costs, net of tax that we believe are not indicative of our ongoing operating results.  We believe Adjusted Free Cash Flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities.   Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margins  We use the non-GAAP financial measures “Consolidated Adjusted EBITDA” and “Consolidated Adjusted EBITDA Margins”, along with other factors, to evaluate our performance against our peers. We believe that our management, board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our performance relative to our peers. Management believes that the most directly comparable GAAP measure to “Consolidated Adjusted EBITDA” (formerly referred to as Adjusted Segment EBITDA) is “Net income attributable to common stockholders”.  It can also be derived by adding together each segment’s “Adjusted EBITDA” plus “Non-allocated expenses”. “Consolidated Adjusted EBITDA Margins” is calculated as “Consolidated Adjusted EBITDA” divided by Net Sales.  Corrugated Adjusted EBITDA Margin, Excluding Trade-Sales  “Corrugated Adjusted EBITDA Margin, Excluding Trade Sales” is computed by dividing “Corrugated Adjusted EBITDA” by corrugated segment sales, excluding trade-sales, which is reported segment sales less trade-sales.  Leverage Ratio, Net Leverage Ratio, Total Funded Debt and Adjusted Total Funded Debt  We use the non-GAAP financial measures “Leverage Ratio” and “Net Leverage Ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our management, board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “Net Leverage Ratio”, adjusted for cash and cash equivalents. We define Leverage Ratio as our Total Funded Debt divided by our credit agreement EBITDA, each of which term is defined in our revolving credit agreement, dated July 7, 2022. As of December 31, 2022, our leverage ratio was 2.47 times. While the Leverage Ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization Ratio, as defined therein. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio represents Adjusted Total Funded Debt divided by our credit agreement EBITDA. As of December 31, 2022, our Net Leverage Ratio was 2.35 times.   Forward-looking Guidance  We are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items may include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.  In addition, we have not quantified future amounts to develop our Net Leverage Ratio target but have stated our commitment to an investment grade credit profile in order to generally maintain the target. This target does not reflect Company guidance.  Non-GAAP Financial Measures  13

 14  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.  These footnoted items are the “Other adjustments” called out in the Segment Information table on page 7 of our earnings release for our fiscal first quarter ended December 31, 2022. The “Losses at closed facilities, transition and start-up costs” line includes $0.5 million of depreciation and amortization.

 15  Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The as reported results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items “Income before income taxes", "Income tax expense“, "Consolidated net income“ and “Earnings per diluted share”, respectively, as reported on the statements of income.

 16  Reconciliation of Net Income to Consolidated Adjusted EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA.

 17  Reconciliation of Corrugated Packaging Adjusted EBITDA Margin

 18  Reconciliation of Packaging Sales

 19  Adjusted Operating Cash Flow and Adjusted Free Cash Flow Reconciliation

 20  TTM Credit Agreement EBITDA  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges primarily include restructuring and other costs, permitted acquisition EBITDA, run-rate synergies, labor disruption charges, cost savings initiatives and similar business optimization, and certain non-cash and other items as allowed under the credit agreement.  TTM Credit Agreement EBITDA

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